SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        August 6, 2004 (August 5, 2004)
               Date of report (Date of earliest event reported)


                            ALLEGHENY ENERGY, INC.
              (Exact name of registrant as specified in charter)


            Maryland                     1-267                  13-5531602
  (State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)            Identification No.)


                 800 Cabin Hill Drive
               Greensburg, Pennsylvania                        15601-1689
     (Address of principal executive of offices)               (Zip code)


       Registrants telephone number including area code: (724) 837-3000


                                      N/A
         (Former Name or former address if changed since last report)


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Item 12. Results of Operations and Financial Condition

On August 5, 2004, Allegheny Energy, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLEGHENY ENERGY, INC.


Dated:  August 5, 2004                     By: /s/ David B. Hertzog
                                              -----------------------------
                                           Name:   David B. Hertzog
                                           Title:  Vice President and General
                                                   Counsel


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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

99.1                 Press Release Issued by Allegheny Energy, Inc. on
                     August 5, 2004.